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                                                                    EXHIBIT 99.2

                         FORM 4 JOINT FILER INFORMATION

Name:                   Lois Tynan

Address:                20 Liberty Street
                        P.O. Box 388
                        Chester, CT  06412

Designated Filer:       Liberty Street Partners LP

Date of Event
Requiring Statement:    8/12/05

Issuer and Ticker
Symbol:           James River Group, Inc. (JRVR)

Signature: : /s/ Lois Tynan
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             Lois Tynan